Exhibit 99.1
March 2011 Investor Presentation QUALITY. PERFORMANCE. INNOVATION.

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among other, statements concerning management's expectations of future financial results, potential business, acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" included in Synergetics USA, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2010 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. Safe Harbor Statement 2

Overview Synergetics is a medical device company focused in the ophthalmology and neurosurgery market Synergetics USA, Inc. was formed through a reverse merger of Synergetics, Inc. and Valley Forge Scientific in 2005 Synergetics was founded in 1991 and Valley Forge was founded in 1980 and became a publicly-held company in November 1989 Synergetics USA, Inc. (NASDAQ: SURG) Corporate Headquarters: O'Fallon, MO Manufacturing Facilities: O'Fallon, MO and King of Prussia, PA Shares Outstanding: 24.97mm 52 Week Range: $1.21 - $5.32 Market Cap.: $132.83mm 3

2nd Quarter (2010 vs. 2011) (2010 vs. 2011) (2010 vs. 2011) 1st Six Months (2010 vs. 2011) (2010 vs. 2011) (2010 vs. 2011) Sales Mix 4

Drive operational efficiencies to improve the platform's profitability Ophthalmology: Strategic Growth Neurosurgery - Generate Cash Sales Force Productivity Overall Strategy 5

Drive operational efficiencies to improve the platform's profitability Lean Manufacturing 2010 savings - $1.4m 2011 estimated incremental savings - $500,000 Inventory Reduction 2010 - Down $11.9m 2nd Quarter 2011 - Up $13.9m Select Outsourcing On going Potential 2011 savings approximately $400,000 Elements of Project Restore Annualized savings = $4.0m Overall Strategy 6

Ophthalmology: Strategic Growth Retina Fill gaps, expand offering into new market segments VersaPACK(tm) Disposable Vitrectomy Pack Develop strategy for ASC dynamic, develop strategy for emerging markets On going Opportunistic Acquisitions On going Overall Strategy 7

Neurosurgery - Generate Cash Leverage marketing partners' distribution Transition Complete Approximately $1m in residual "Direct" business remains Focus development on high margin electrosurgery products New disposable forceps Family of new disposable products Overall Strategy 8

Sales Force Productivity 2010 new compensation plan New promotion plan 1st Quarter 2011 orchestrated turnover Overall Strategy 9

Markets

2009 Anterior (Cataract) and Posterior (Retinal) Markets Compared (CHART) 11

(CHART) Total Market: M$770 Estimated Yearly Growth: 5.4% Global Retinal Device Markets 2009 12

Anti-VEGF Therapies (i.e. Lucentis) Long Term Drug Delivery Implants Artificial Vision Microplasmin Vitreous Disinsertion Site of Service Migration, e.g. ASC, Office Potential Game Changers 13

Product Review

Ophthalmology Products 15 DDMS Quantel Laser Directional Laser Probes Endoilluminator - Awh Chandelier Photon II

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# Neurosurgery Products
## (Marketing Partners)



The OMNI

The OMNI is the most innovative and user-friendly ultrasonic aspirator available. In addition to the soft tissue removal capabilities common, it effectively addresses dense, fibrotic lesions, and pioneers the fine dissection of bone traditionally performed with rotating drills.



Disposable Bipolar Forceps

The Disposable Spetzler-Malis "Yellow" bipolar forceps offer surgeons brand-new, high-polished tips for guaranteed non-stick performance.



The Advantage™

Our next generation Malis® Bipolar Generator. Dual-waveform technology provides delicate and efficient cutting and coagulation control at even lower power settings, further reducing thermal spread and collateral tissue damage.

Synergetics™
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OEM Products CMC V Codman Synergy Stryker Lesion Generator 18

Ophthalmology Product Video 19

Neuro Product Video 20

Financials

Sales were up slightly for the first six months ended January 31, 2011 with disposables sales up 7.5% and capital sales down 25.3%. ($941,000 loss in Omni sales from first six months of fiscal 2010) Commercial Expenses were flat as costs saved by the change in distribution of our neurosurgery products to marketing partners were offset by increased R&D costs and an investment in G&A into our quality and lean initiatives. Net income from operations increased by 37.8% and earnings per share increased by 33.3%. Cash flow from operations was $682,000, down from $2.5 million as we invested $2.0 million in inventory for product launches and to support aggressive fill rate goals. Total interest bearing debt decreased to $3.7 million at January 31, 2011 bringing our leverage down to 7.4%. Post Alcon transaction, Company has $17.9 million of cash on its balance sheet and has significantly reduced its debt. First 6 Months 2011 Financial Highlights 22

Sales were up 2.0% (at $13.3 million) for the second fiscal quarter ended January 31, 2011 with disposables sales up 9.0% and capital sales down 26.7%. ($497,000 loss in Omni sales from 2Q 2010) Gross Profit Margin increased 1.2 points to 58.2% due to improved margins on our ophthalmology products, partially offset by margin impact of the transition of our neurosurgery sales to our marketing partners. Sales & Marketing expense decrease of $311,000 (20.6%), R&D increase of $211,000 (7.4%) and a G&A increase of $125,000 (16.4%). Net income from operations increased by $496,000 (55.0%) and earnings from operations per share increased by $0.02 (50.0%). Total interest bearing debt decreased $178,000 from first quarter of fiscal 2011 to approximately $3.7 million. Following the February retirement of last bond, debt falls to $2.1 million. Second Quarter 2011 Financial Highlights 23

Financial Overview - Income Statement 6 Months FY 2011 24

Financial Overview - Cash Flow 6 Months FY 2011 N/M = Not Meaningful 25

Financial Overview - EPS Reconciliation 6 Months FY 2011 26

Financial Overview - Balance Sheet 2nd Quarter FY 2011 27 N/M = Not Meaningful

Financial Overview - Income Statement 2nd Quarter FY 2011 28

Financial Overview - Cash Flow 2nd Quarter FY 2011 29 N/M = Not Meaningful

Financial Overview - EPS Reconciliation 2nd Quarter FY 2011 30

Accelerating new product sales (Ophtho Direct) Accelerating marketing partner volume (Neuro - Marketing Partners) Alcon OEM volume (OEM) Continued benefit of cost savings initiatives Momentum Factors / 2nd Half of FY 2011 31

Improved stability of the platform Plans to re-invigorate sales growth Unique, technically proficient worldwide distribution capability Opportunity to create "Fast Follower" that will be viewed as an attractive entry vehicle to ophthalmology Investment Rationale 32

David M. Hable - President, CEO Over 30 years of progressive responsibility in sales, marketing, new business development and general management in the medical device industry. Pamela Boone - Executive Vice President, CFO Previously served as CFO, VP, and Corporate Controller for Maverick Tube Corporation. 25 years of financial expertise. Kurt Gampp - Executive Vice President, COO Co-founded Synergetics, Inc. Over 30 years of microsurgical instrument making experience. Jerry Malis, M.D. - Executive Vice President, CSO Served as President, CEO, & Chairman of Valley Forge. Over 40 years of industry experience. Published over 50 articles in the biological science, electronics and engineering fields. Issued ten U.S. patents. Jason Stroisch - Vice President, Marketing Over 15 years experience in the medical device industry covering engineering, international sales and marketing management roles. Michael Fanning - Vice President, Sales Over 20 years in sales and management roles, working in service, medical device, and manufacturing sectors. Management Team 33

March 2011 Investor Presentation QUALITY. PERFORMANCE. INNOVATION. 3845 Corporate Centre Drive O'Fallon, MO 63368 (636) 939-5100 www.synergeticsusa.com